UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2015

PROOFPOINT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

892 Ross Drive
Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 517-4710

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On June 11, 2015, Proofpoint, Inc. (“Proofpoint”) announced the pricing of $200 million aggregate principal amount of 0.75% Convertible Senior Notes due 2020 (the “Notes”).  Proofpoint also granted the initial purchasers of the Notes an option to purchase up to an additional $30 million aggregate principal amount of Notes.  The Notes will be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated June 11, 2015 announcing Proofpoint’s pricing of $200 million aggregate principal amount of 0.75% Convertible Senior Notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROOFPOINT, INC.

Date: June 11, 2015	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release dated June 11, 2015 announcing Proofpoint’s pricing of $200 million aggregate principal amount of 0.75% Convertible Senior Notes due 2020.